                                                                EXHIBIT 11



                              JONES & BLOUCH L.L.P.
                                  SUITE 405 WEST
                        1025 THOMAS JEFFERSON STREET, N.W.
                            WASHINGTON, D.C.  20007-0805


JORDEN BURT BERENSON & JOHNSON LLP                 TELEPHONE  (202) 223-3500
     AFFILIATED COUNSEL                            TELECOPIER (202) 223-4593


                                 April 27, 2000


Lutheran Brotherhood
625 Fourth Avenue South
Minneapolis, Minnesota 55415

     Re:  LB Variable Insurance Account I

Gentlemen:

We hereby consent to the reference to this firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 12 to the registration statement, on Form S-6, File No. 33-72386, to be filed with the Securities and Exchange Commission.

                                               Very truly yours,


                                               /s/ Jones & Blouch L.L.P.
                                               Jones & Blouch L.L.P.

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